Fiscal 2013 Unaudited Second-Quarter Results Oct. 25, 2012 Exhibit 99.2 Agilysys, Inc. (Nasdaq: AGYS)

Forward-Looking Language
This presentation and other publicly available documents, including the documents incorporated herein and therein by reference, contain, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate,"
"intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. These statements are based on management’s current expectations, intentions, or beliefs and are subject to a number of factors, assumptions, and uncertainties that could cause actual results to differ materially from those described in the forward-
looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the business include the risk factors set forth in Item 1A of our Annual Report for the fiscal year ended March 31, 2012. We undertake no obligation to update any such factor or to publicly announce the results of any revisions to any forward-looking statements contained herein whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financial Information
To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this press release, certain non-GAAP financial measures as defined by the SEC rules are used. These non-GAAP financial measures include adjusted operating loss, adjusted net loss and adjusted cash flow from operations. Management believes that such information can enhance investors'
understanding of the company's ongoing operations. See the accompanying tables below for reconciliations of adjusted operating income
(loss) and adjusted net income (loss), and adjusted cash flow from operations, to the comparable GAAP measures.
2 2
Forward-looking statements & non-GAAP financial
information

3 3
• Consolidated revenue increased $1.5M
• Products revenue decreased 7%
• Support, Maintenance and Subscription
Services grew 9%
• Professional Services increased 22%
• Gross profit increased 5%, and gross margin,
as a percentage of sales, increased 80 basis
points on improved revenue mix
• Adjusted operating income increased $1.9M to
$1.2M, reversing prior-period loss of $0.7M
• Adjusted net income grew $2.9M
• Adjusted EPS improved to $0.06, compared
with loss of $0.07 in fiscal 2012 second quarter
Three Months Ended
September 30
(In thousands) 2012 2011%
Revenue:
Products $24.9 $26.7 (6.6%)
Support, maintenance and
subscription services $19.5 $17.9 8.9%
Professional services $9.8 $8.1 21.5%
Total revenue $54.2 $52.7 3.0%
Products $19.0 $20.3 (6.3%)
Support, maintenance and
subscription services $7.1 $6.6 7.4%
Professional services $6.1 $4.8 26.2%
Cost of goods sold $32.2 $31.7 1.5%
Gross profit $22.1 $21.0 5.2%
40.7% 39.9%
Operating loss ($0.5) ($5.8)
Adjusted operating income (loss) $1.2 ($0.7)
Adjusted net income (loss) $1.3 ($1.6)
Adjusted net income (loss) per
share:
Basic and diltued $0.06 ($0.07)
Statement of Operations ($Mil., except per share)
Q2 Year-over-Year Commentary
Q2 review: Consolidated results from continuing
operations

• Total revenue increased 9%
• Products revenue increased 1%
• Support, maintenance and subscription
services increased 14%
• Professional Services up 10%
• Gross margin expanded 150 basis points due
to shift to higher-margin business and
increased sales of subscription-based
services
• Operating income increased to $3.2M from
$1.2M in 2Q FY12
• Adjusted operating income grew $1.7M to
$3.9M
4 4
Three Months Ended
September 30
(In thousands) 2012 2011%
Revenue:
Products $7.3 $7.2 0.6%
Support, maintenance and
subscription services $13.0 $11.4 13.6%
Professional services $4.0 $3.6 10.0%
Total revenue $24.2 $22.3 8.8%
Cost of goods sold $8.4 $8.1 4.0%
Gross profit $15.9 $14.2 11.5%
65.4% 63.9%
Operating income $3.2 $1.2
Adjusted operating income $3.9 $2.2
Q2 Year-over-Year Commentary HSG Segment Profit ($Mil.)
Q2 review: Hospitality (“HSG”)

• Revenue declined 1%, reflecting 9% lower
Products revenues vs. prior year
• Gross profit margin contracted 150 basis
points
• Operating income was $2.1M, compared with
$1.9M last year
• Adjusted operating income was $2.2M,
versus $2.3M in FY 2012’s second quarter
5 5
Three Months Ended
Sept. 30
(In thousands) 2012 2011%
Revenue:
Products $17.7 $19.5 (9.3%)
Support, maintenance and subscription
services $6.5 $6.5 0.8%
Professional services $5.8 $4.4 30.8%
Total revenue $30.0 $30.4 (1.3%)
Cost of goods sold $23.8 $23.6 0.6%
Gross profit $6.2 $6.8 (8.0%)
20.7% 22.2%
Operating income $2.1 $1.9
Adjusted operating income $2.2 $2.3
Q2 review: Retail (“RSG”)
RSG Segment Profit ($Mil.) Q2 Year-over-Year Commentary

6 6
Three Months Ended
Sept.  30
2012 2011
Consolidated operating expenses as reported:
Product development $9.4  $7.7
Sales and marketing 4.7 5.9
General and administrative 6.6 7.5
Depreciation 0.7 1.1
Total $21.4 $22.2
Stock-based compensation:
Product development $0.2 $0.1
Sales and marketing 0.0 0.0
General and administrative 0.3 0.4
Total $0.5 $0.5
Adjusted operating expense:
Product development $9.2 $7.6
Sales and marketing 4.7 5.9
General and administrative 6.3 7.1
Depreciation 0.7 1.1
Total $20.9 $21.7
Three Months Ended Sept. 30
2012 2011
Total revenue $0.0 $0.0
Cost of goods sold $0.0 $0.0
Gross profit $0.0 $0.0
Operating loss ($5.9) ($8.9)
Adjusted operating loss ($4.9) ($5.2)
Q2 review: Corporate and Company Adjusted
Operating Expenses
Corporate continuing operations ($Mil.)
Company adjusted operating expenses ($Mil.)
Q2 Year-over-Year Commentary
Excluding stock-based compensation:
• Non-capitalized product development
expenses increased $1.6M, or 21%;
• Sales and marketing expenses decreased
$1.2M, or 20%; and
• General and administrative expenses
decreased $0.8M, or 11%.

• Cash and liquid investments on hand decreased $20.3M to $77.3M from $97.6M
• Fiscal 2013 First-Half Uses of Cash Included:
• $6.3M in BEP/SERP payments
• $5.9M in cash expenses related to restructuring activities
7 7
Fiscal 2013 first-half review: summary cash flow
performance and key balance sheet metrics

• Consolidated revenue up 1%
• Products revenue declined 10%
• Support, Maintenance and Subscription
services revenue increased 7%
• Professional services revenue up 25%
• Gross profit expanded 300 basis points
• GAAP operating loss contracted to $2.1M,
versus $14.2M in prior year
• Adjusted operating income improved $5.4M,
reversing prior-year loss
• Adjusted net income improved $6.4M to
$2.0M, or $0.09 per diluted share
8 8
Six Months Ended
September 30,
(In thousands) 2012 2011%
Revenue:
Products $49.1 $54.7 (10.3%)
Support, maintenance and subscription
services $37.9 $35.4 7.1%
Professional services $18.9 $15.2 24.5%
Total revenue $105.9 $105.3 0.6%
Products $37.9 $43.6 (13.1%)
Support, maintenance and subscription
services $13.9 $13.0 6.3%
Professional services $11.7 $9.5 22.5%
Cost of goods sold $63.4 $66.2 (4.2%)
Gross profit $42.5 $39.1 8.6%
40.1% 37.1%
Operating loss ($2.1) ($14.2)
Adjusted operating income (loss) $2.2 ($3.2)
Adjusted net income (loss) $2.0 ($4.4)
Adjusted net income (loss) per share:
Basic and diluted $0.09 ($0.19)
Fiscal 2012 first-half review: Consolidated results
from continuing operations
Statement of Operations ($Mil., except per-share)
Fiscal Year-over-Year Commentary

Revenues
(in millions)

225
200
175
$211M
$209M
$208M
FY12
FY13E

Adjusted Operating Income (Loss)
(in millions)

5
4
3
2
1
0
-1
-2
-3
-4
-5
-6
-7
-8
$4.5M
$3.5M
($7.9M)
FY12
FY13E

Adjusted Income (Loss) Per Share

0.20
0.10
0.00
-0.10
-0.20
-0.30
-0.40
$0.21
$0.16
($0.39)
FY12
FY13E

Agilysys

9 9 Fiscal 2013 Outlook

Fiscal 2013 Unaudited Second-Quarter Results Questions & Answers Oct. 25, 2012 Agilysys, Inc. (Nasdaq: AGYS)

11 11
(In thousands, except per share data)
Three Months Ended Six Months Ended
September 30, September 30,
2012 2011 2012 2011
Operating loss
$   (539) $    (5,830) $     (2,089) $  (14,192)
Stock-based compensation expense
477 510 831 1,989
Amortization of intangibles
842 937 1,722 1,868
Asset impairments and related charges
- - 208 -
Impact from revision to prior period financial statements
- - - 1,127
Restructuring, severance and  other charges
430 3,688 1,555 6,034
Adjusted operating income (loss) from
continuing operations (a)
1,210 (695) 2,227 (3,174)
Other (income) expense, net
(147) 830 143 1,098
Cash income tax expense (b)
27 35 63 159
Adjusted net income (loss) (a)
$  1,330 $    (1,560) $       2,021 $    (4,431)
Weighted average shares outstanding:
Basic and diluted 21,883 22,853 21,860 22,903
Adjusted net income (loss) per share (a):
Basic $   0.06 $     (0.07) $        0.09 $      (0.19)
(a) Non-GAAP financial measure
(b) Taxes calculated based upon our cash tax rate for the three and six months ended September 30, 2012 and 2011.
Reconciliation of operating income (loss) to adjusted
net income (loss) (unaudited)

Reconciliation
of operating cash flows from continuing
operations to adjusted cash flow from continuing operations
(unaudited)
12 12
Six Months Ended
(In thousands) September 30,
2012 2011
Operating activities:
Net cash used in continuing operations
$   (21,772) $    (5,165)
Non-recurring cash items:
Restructuring payments
5,938 998
BEP/SERP payments
6,271 1,844
Adjusted cash used in continuing operations
$    (9,563) $    (2,323)